CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 33-43799, 33-71446, 33-86358, 33-89584, 333-04962, 333-06324, 333-07466, 333-10338, 333-10624, 333-12878 and 333-51434-1 and Form F-3 Nos. 333-06896,  333-08246, 333-13556 and 333-8926 and Form F-4 No. 333-105853) of The News Corporation Limited and subsidiaries of our report dated March 25, 2003, with respect to the consolidated financial statements of Gemstar-TV Guide International, Inc. and subsidiaries included in this Annual Report (Form 20-F/A) for the year ended June 30, 2002.

/S/    ERNST & YOUNG LLP

Los Angeles, California

June 27, 2003